NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EX-10.11(a)

Technology Services Agreement

This Technology Services Agreement (this “Agreement”) is entered into as of January 16, 2014, but to be effective as of January 1, 2014 (the “Effective Date”), by and between LifeLock, Inc., a Delaware corporation (“LifeLock”), having its principal place of business at 60 E. Rio Salado Parkway, Suite 400, Tempe, Arizona 85281, and CSIdentity Corporation d/b/a CSID, a Delaware corporation (“CSID”), having its principal place of business at 1501 South Mopac Expressway, Suite 200, Austin, Texas 78746. Hereinafter, LifeLock and CSID may be referred to individually as a “Party” or collectively, “Parties.”

Recitals

A.CSID provides identity-theft protection, credit monitoring, restoration and related services and platforms.

B.LifeLock provides consumer identity theft protection and other services.

C.CSID and LifeLock entered into that certain Reseller Agreement, dated December 7, 2007, as amended by that certain First Amendment to Reseller Agreement dated as of March 31, 2008, and subsequently amended and restated by the Amended and Restated Agreement dated as of November 12, 2008, which was further amended by a First Amendment, dated August 30, 2010, a Second Amendment, dated September 9, 2010, a Third Amendment, dated April 27, 2011 and a Fourth Amendment, dated August 19, 2011 (collectively, the “Original Agreement”).

D.Effective as of January 1, 2014, CSID and LifeLock desire to replace and supersede the terms of the Original Agreement, in its entirety including any amendments, statements of work (except for those certain statements of work that are in effect as of the Effective Date) or exhibits executed thereunder, all as more fully set forth herein.

E.Upon execution of this Agreement, the Parties agree that the Original Agreement shall terminate in its entirety on December 31, 2013 at 11:59 p.m. (Arizona time), and that LifeLock has fulfilled its payment obligations thereunder, other than for the amounts outstanding for services for the month of December, 2013.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.Appointment of LifeLock as Reseller. CSID hereby appoints LifeLock as an independent, non‑exclusive reseller of CSID’s services (collectively, the “Services”) as set forth and described herein and as may be provided in the statements of work executed by the Parties from time to time, as the same may be amended, supplemented or updated by agreement of the Parties pursuant to this Agreement (each, a “SOW” or “Statement of Work”).  Customers of LifeLock or its Affiliates’ services shall be referred to herein as “Customers”.  Subject to LifeLock’s compliance with the terms hereof, CSID grants LifeLock the non-exclusive, non-transferable and non-sublicensable (expect as expressly provided in this Agreement) license to resell the Services using the Company’s Platform (as defined below) to the Customers.  LifeLock acknowledges and agrees that it shall not resell the Services on a stand-alone basis to any non-Affiliated commercial entity. Notwithstanding the foregoing, CSID agrees that LifeLock may offer the Services to its Customers, as LifeLock branded services or white-labeled services, in bundles or on a stand-alone basis, subject to the terms and conditions herein and in the applicable Statement of Work, which bundles or stand-alone LifeLock services may be resold by LifeLock’s Affiliates or its marketing or strategic partners to Customers.  LifeLock may set its own prices to its Customers without consent or notice to CSID.  As used herein, the term “Affiliates” or “Affiliated” means any entity directly or indirectly controlled by, controlling or under common control with a party, where “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an individual, corporation or other legal entity, whether through the ownership of voting securities, by contract or otherwise.

2.Additional Obligations.

(a)Services.  LifeLock is responsible for the payment of all applicable Fees (as defined below) to CSID.  The Parties acknowledge and agree that CSID will be responsible for the delivery of the Services to LifeLock and that LifeLock will be responsible for the delivery of the Services to the Customers in accordance with this Agreement.  CSID shall permit access to the Services by Customers in a manner designated by LifeLock, and LifeLock covenants and agrees that such delivery method will comply with all applicable federal, state or local law, rule, regulation, ordinance or administrative or judicial pronouncement or decision (collectively, the “Applicable Laws”).  If, however, any data sources or third-party providers require a different delivery method for any of the Services that would require a material change to CSID’s Platform (as defined below), CSID agrees to provide prior written notice thereof to LifeLock and CSID may provide those Services through an alternative delivery method, provided that such alternative delivery method is approved by LifeLock in advance, which approval will be granted or withheld in LifeLock’s reasonable discretion.  As of the Effective Date, LifeLock approves of the current delivery method of the Services.

(b)Support.  During the performance of Services hereunder, LifeLock shall provide first level of support for the Customers (e.g., initial response, problem identification and problem resolution) and shall provide Customers with relevant contact information for such support.

(c)Customer Consent and Authorization. During the performance of Services hereunder, LifeLock shall include in its agreement or terms and conditions with its Customers language indicating that LifeLock is authorized to obtain this information on the Customer’s behalf, and pursuant to the Fair Credit Reporting Act, as then in effect, granting LifeLock’s third party data providers and licensors, including CSID and any of the national credit bureaus, the right to access credit files and exchange information with such third parties in order to provide the Services.

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LifeLock will also include language in such Customer agreements (or terms and conditions) that the Customer is using the Services to protect against or prevent actual fraud, unauthorized transactions, claims or liabilities.

(d)Non-exclusivity.  This Agreement is non-exclusive and shall not be deemed to be a requirements contract.  LifeLock shall be free without obligation to CSID to perform itself, or acquire from third parties, services similar or identical to the Services provided hereunder. For avoidance of doubt, nothing herein will prohibit LifeLock from using a variety of third-party providers in its provision of the Services to Customers.  CSID represents, warrants and covenants that [****] will be the sole third-party service provider to CSID for any credit or credit related Services delivered by CSID under this Agreement, unless LifeLock consents in writing to change such service provider in its sole discretion.  If, however, [****] (as the case may be) is unable or unwilling to provide such credit or credit related Services to CSID, then the Parties agree to take commercially reasonable efforts to identify a substitute provider for these services, provided that LifeLock shall have the right, in its sole discretion, to accept or reject any substitute service provider.

(e)Subcontracting. CSID agrees that it shall not employ any agent or subcontractor in connection with the performance of any Services without the prior written consent of LifeLock, which may be withheld for any reason.  If LifeLock does consent, CSID shall provide LifeLock with written evidence (acceptable to LifeLock) of said agent's or subcontractor's compliance with the provisions of this Agreement prior to the disclosure of any Customer Information to any such agent or subcontractor in connection with or pursuant to this Agreement. CSID shall have formal written contracts with all subcontractors and shall ensure that all confidentiality, regulatory, and similar obligations of CSID are contractually undertaken by each subcontractor.

(f)New Platform Features and Functionality.  In the event that LifeLock or its Affiliates provides CSID any ideas or suggestions for the development of new features and functionality relating to CSID’s Platform that are not Services generally available for purchase or in development (as evidenced by a written record made prior to the time of disclosure of any ideas or suggestions by LifeLock), then the Parties may agree to have CSID undertake such new development work for LifeLock or its Affiliates associated with the proposed new features and functionality for the Platform pursuant to a mutually acceptable SOW detailing the costs, time frame and deliverables for such new features (the “New Features”).  In the event CSID develops and implements the New Features pursuant to a SOW, CSID will own all intellectual property rights with respect to the New Features to the Platform and the maintenance of the New Features will be covered by CSID’s Maintenance (as defined below) requirements under this Agreement, exclusive of any intellectual property owned by LifeLock or its Affiliates (as evidenced by a written record made prior to the effective date of the SOW).  The Parties agree that any New Features shall be available to LifeLock and its Affiliates [****] during the Term of this Agreement and for a period of not less than one (1) year after expiration or termination of this Agreement or the Wind-Down Period (defined below), whichever is longer, unless otherwise expressly agreed to in writing by the Parties.  LifeLock and its Affiliates’ use of the New Features will be governed by this Agreement, the applicable SOW and CSID’s exclusive ownership rights in the New Features with respect to its Platform.

(g)De Minimus Use of Reports, Alerts and Scores. Subject to Applicable Laws and the terms of any third party agreements and licenses between CSID and its licensors and third party providers, CSID hereby grants to LifeLock and its Affiliates the worldwide, non-exclusive, irrevocable, royalty free right to use the digitized alerts and reports produced by the non-credit Services and also the digitized credit alerts, reports and scores (other than the credit alerts, reports and scores from [****]) (collectively, the “Outputs”) provided to LifeLock by CSID as part of LifeLock’s or its Affiliate’s services delivered to their respective Customers, and includes the right to make de minimus digitized copies of the Outputs and the right to reformat and analyze the Outputs and incorporate them into its network, databases, products and services in its sole discretion (but, in all cases, subject to Applicable Laws) in order to provide more efficient services to the Customers. The Outputs will only be copied and stored on servers located in the States of Arizona, California and/or Nevada. If LifeLock decides to copy and store the Outputs in any other state, LifeLock must notify CSID of the new state or location of the Outputs as soon as reasonably practicable (but LifeLock will not store the Outputs in New York without CSID’s consent), but with no less than thirty (30) days advance written notice. LifeLock or its Affiliates must retain possession of the Outputs at all times.  CSID acknowledges that LifeLock or such Affiliate shall have the right to use the Outputs to provide its services to the Customers during the Term, and the rights granted to LifeLock in this subsection are deemed a license, and not a sale.  Upon the expiration or termination of this Agreement, the Parties agree that CSID has no further obligation with regards to the Outputs and that LifeLock and its Affiliates shall be free in their sole and absolute discretion to use the Outputs, in whole or in part, separately or in combination with other records, information or data after the expiration or termination hereof, provided that such use of the Outputs by LifeLock is subject to compliance with Applicable Laws. If the use of Outputs as contemplated by this Section 2(g) is restricted in any way by any of CSID’s agreements with third party data licensors or data service providers, CSID shall use commercially best efforts to (a) negotiate with any such third party the rights in favor of LifeLock as described herein and (b) if such rights cannot be obtained, notify LifeLock of such restrictions in writing and provide such supporting documentation as required by LifeLock to determine the scope of any such limitations or restrictions prior to CSID making the affected Services available to LifeLock. In the event of a Transaction or Assignment (each defined in Section 13(c) below) to [****] or their respective Affiliates, CSID shall use good faith efforts to include the credit alerts, reports and scores from such entity to LifeLock as part of the “Outputs,” but, subject to CSID’s obligations herein, CSID cannot guarantee that such credit alerts, reports or scores will be included as part of the Outputs.

(h)Non-solicit. During the Term of this Agreement and for two (2) years after the termination of this Agreement, CSID shall not knowingly and directly solicit business from, offer to or promote or market any of the Services to any enterprise customer of LifeLock or its Affiliates (but excluding, for purposes hereof, ID Analytics, Inc.) that has a binding, written agreement with LifeLock or any of its Affiliates (other than ID Analytics, Inc.).

(i)Change in Laws.  Subject to the terms of this Agreement, notwithstanding anything to the contrary herein, CSID reserves the right to discontinue delivery of a particular Service, if based on the legal opinion of CSID’s outside counsel that CSID cannot provide the Service(s) as described in this Agreement without violating Applicable Law or the requirements of any contract with a data provider as described in Section 2(g) above.  CSID shall notify LifeLock in writing of any such discontinuance one-hundred and eighty (180) days in advance (or earlier if required by the Applicable Laws or the requirements of the applicable data provider), including CSID’s comprehensive analysis of why any such discontinuance is necessary to comply with Applicable Law or contract with the applicable data provider. In such notice, CSID shall offer to (i) substitute a like or similar service for the affected Service, if feasible and if approved by LifeLock in its reasonable discretion; or (ii) terminate delivery of any of the affected Services if any state or federal agency or any third party asserts that the use of the Services violates Applicable Laws or any data provider contract.  Under such circumstances, LifeLock agrees that CSID can terminate delivery of such affected Service(s), or substitute a like or similar service, as the case may be, provided that if any affected Service is no longer provided hereunder and is a component of the Monthly Minimum Fees (as defined

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below), then the Monthly Minimum Fees payable to CSID going forward shall be reduced by the percentage equal to the monthly amount of the affected Service paid to CSID over the monthly amount paid to CSID for the Services comprising the Monthly Minimum Fees.

3.Fees and Taxes.

(a)Fees and Taxes. LifeLock agrees to pay CSID the amounts based on the pricing schedule for the Services set forth on Exhibit B attached hereto, or such other amounts as agreed to by the Parties and described in a Statement of Work (the “Fees”).  Except to the extent amended expressly in writing by the Parties or for an amendment pursuant to Section 3(b) (Preferred Pricing) below, the Fees set forth in Exhibit B shall apply throughout the Term, notwithstanding any Transaction or Assignment (each defined in Section 13(c) (Assignment) below) of this Agreement to any third party. LifeLock agrees that the Fees are not commissions, royalties, or rent.  CSID will invoice LifeLock for the Fees set forth in Exhibit B on a monthly basis.  All invoices shall be due and payable in full within thirty (30) days from the receipt of the applicable invoice.  All payments made under this Agreement shall be made in cleared funds, free and clear of and without deduction for or on account of any taxes, levies, imports, duties, charges, fees, penalties, interest and withholdings of any nature now or hereafter imposed by any governmental, fiscal or other authority, except as required by Applicable Law. To the extent new products or services are added (e.g., credit reports, scores and/or monitoring) pursuant to a Statement of Work or this Agreement, CSID will bill and/or invoice LifeLock for such Services and the same shall be deemed “Fees” as contemplated hereby. The Monthly Minimum Fees will be prorated for the month the effective termination date occurs.  The Fees do not include any sales, use, Arizona Transaction Privilege (sales taxes) or any similar taxes or fees that may be assessed by any federal, state or local authority (“Sales Taxes”).  LifeLock agrees, for purposes of Sales Taxes with respect to LifeLock services provided to Customers (including the Services), that LifeLock is not the ultimate consumer and that CSID is providing the Services to LifeLock for purposes of resale in the normal course of business.  LifeLock agrees that, for purposes of Sales Taxes related to the sale of its services (including the Services), the seller to the Customer is solely responsible for reporting, collecting and remitting all Sales Taxes to the appropriate authorities.  LifeLock will provide CSID with a Resale certificate form, or exemption certificate if applicable, from any taxing jurisdiction requested by the CSID, including but not limited to, a Multijurisdictional resale certificate, an Arizona Resale Certificate, a Texas Sales Tax Resale Certificate, or an exemption certificate asserting a multi-state benefit.  LifeLock agrees that LifeLock, its Affiliates, marketing and strategic partners shall be solely responsible, as applicable, for collecting, reporting and remitting all Sales Taxes due in connection with the sales of the Services to Customers or third parties. LifeLock shall indemnify, defend, and hold harmless CSID for any and all such Sales Taxes and any damages incurred by CSID in connection with LifeLock’s failure to properly collect, report, and remit Sales Taxes to the appropriate government authorities on a timely basis. Both Parties agree, for tax purposes and any taxing jurisdiction, that the “ship to” address, electronic delivery or primary access address for all Services with respect to LifeLock and its Affiliates is LifeLock’s principal place of business as set forth above.

(b)Preferred Pricing. [****]

(c)Promotional Customer Fee.  LifeLock may, at its discretion, from time to time run promotional opportunities that may include the Services (collectively, the “Promotional Services”) for a specified period of time (the “Promotional Period”).  LifeLock agrees to provide CSID advance written notice of each such promotional opportunity and the applicable Promotional Services, including the relevant information regarding such promotion regarding pricing to the Customer and the duration of such Promotional Period for the Promotional Service(s).  If Customers subscribe to the Promotional Services during a Promotional Period at discounted fees (each, a “Promotional Customer”), LifeLock shall pay CSID the Fees as set forth on Exhibit B less any discount offered to such Promotional Customer (the “Promotional Customer Fee”), including such discounts whereby the Promotional Services are provided at no cost for a period of time (such Per Customer Fee to be deemed the “Promotional Per Customer Fee”); provided, however that such discount shall not be applied to [****], in the calculation of the Promotional Customer Fee or Promotional Per Customer Fee due to CSID.  For purposes of explanation, should LifeLock offer Promotional Services at a [****] discount, the discount to the Fees otherwise required to be paid by LifeLock to CSID for the Promotional Services under Exhibit B shall also be set at [****], for all services except any credit related Services and any call center related Services, which shall be paid at the rates as set forth in Exhibit B; and/or should LifeLock offer Promotional Services for two free months, then CSID shall also provide a two free-month period with respect to the Fees due from LifeLock to CSID, for all services except any credit related Services and any call center related Services which shall be paid at the rates as set forth in Exhibit B.  Notwithstanding the above, (i) if the discount to the Promotional Customer shall exceed [****] (on an annualized basis); or (ii) if any combination of discounted services with free services shall be aggregated, and to the extent such discount to the Promotional Customer exceeds [****] (on an annualized basis), then CSID shall have the right to “opt out” and not provide LifeLock with the discounted fees corresponding to the promotional program, provided that LifeLock may then elect to include the Promotional Services at the [****] discount at its own cost.

4.Trademark License.

(a)Limited License. Subject to the terms and conditions of this Agreement, each Party grants to the other a limited, non‑exclusive, royalty-free license to use such Party’s trademarks solely in connection with the relationship contemplated hereby, subject to the prior express written consent of the owner Party as described in (b) below and compliance with the trademark guidelines of the owner Party and the requirements of subsection (b) below.  Except as otherwise expressly set forth herein, all licenses granted hereby shall automatically terminate upon the termination or expiration of this Agreement.  Neither Party transfers, nor does the other Party obtain, any patent rights, copyright interest or other right, claim or interest, in the Services, information, consumer information database, systems, forms manuals or other proprietary information utilized or provided by the other Party, other than the limited licenses expressly granted herein.

(b)General Usage. For purposes of this Section 4, “trademarks” includes registered or unregistered trademarks, service marks or brand names of CSID and/or LifeLock.  Before either Party may use any trademarks of the other Party, such Party must obtain the owner Party’s prior review and express written approval (which may be by e-mail), in its discretion, as to the form, content and context of any intended use.  CSID or LifeLock, as the case may be, shall immediately cease use of any of such Party’s trademarks upon written request from the owner Party.  In all cases, both Parties must (i) use the trademarks at all times in a manner consistent with applicable trademark laws; (ii) give proper attribution to the owner Party as the trademark owner, (iii) give proper trademark notice each time the trademark is used (with ® used for registered trademarks, ™ for unregistered trademarks and SM used for unregistered service marks); (iv) not alter or obscure the appearance of the trademarks in any way; and (v) notify the owner Party immediately of any improper, infringing, confusing or unauthorized use of the trademarks by anybody.  Neither LifeLock nor CSID may use the trademarks to disparage the owner Party, its products or services, or otherwise use the trademarks in any manner which, in the owner Party’s judgment, may diminish or damage the owner Party’s goodwill in the trademarks. CSID agrees that it will not use, file, register or otherwise

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adopt any name, mark, wording, slogan or domain name for its products and services that may be confusingly similar with the registered trademarks of LifeLock or its Affiliates.

(c)Bidding. CSID agrees it shall not bid on (and shall negative match on all search engines for) the trademarks of LifeLock or its Affiliates in pay per click or similar search engine placement programs including, but not limited to: LifeLock, LifeLock.com, www.LifeLock.com, WalletLock, LifeLock Ultimate, Todd Davis or any combination of words that include LifeLock’s trademarks, service marks, trade dress, trade names, logos and other distinctive brand features (“LifeLock Marks”) used in or related to LifeLock’s business.

5.Maintenance.

(a)Service Level Agreement.  CSID agrees that all maintenance for the Platform (“Maintenance”) shall be provided in accordance with the Service Level Agreement set forth on Exhibit C.

(b)Compliance with Laws.  CSID hereby certifies to LifeLock that it will use any information provided to CSID by LifeLock in the course of providing the Maintenance in compliance with all Applicable Laws, including, by way of illustration, but not limitation, the Fair Credit Reporting Act and the Gramm-Leach-Bliley Act.  LifeLock hereby certifies to CSID that it will use any information provided to LifeLock by CSID in the course of providing LifeLock’s services to the Customers in compliance with all Applicable Laws.

6.Security, Warranty and Disclaimer.

(a)Security. CSID understands and agrees that any Customer Information (as defined in Section 7 below) is of the highest confidentiality, and shall be safeguarded by CSID using at least the same level of protection as CSID uses to safeguard its own most valuable and sensitive trade secret information, but in no event with less care than would be exercised by a commercially reasonable company under similar circumstances.  Without limiting the generality of the foregoing, CSID shall comply with the following security requirements at all times during this Agreement or during any period in which Customer Information remains in its possession or control:

(i)

Remain fully compliant with all applicable standards of the Statement on Standards for Attestation Engagements No. 16 (“SSAE 16”), and at LifeLock’s request, provide a service organization control (SOC) 1 Type II report under SSAE 16 performed under Attestation Standards Section 101.

(ii)

Implement administrative, physical and technical safeguards that are no less rigorous than accepted industry practices including the International Organization for Standardization's standards: ISO/IEC 27001:2005 – Information Security Management Systems and shall ensure that all such safeguards, including the manner in which Personal Information (defined below) is collected, accessed, used, stored, processed, disposed of and disclosed, comply with applicable privacy laws, as well as the terms and conditions of this Agreement.

(iii)

Implement administrative, physical and technical safeguards to protect Personal Information that, at a minimum, include: (i) limiting access of Personal Information to personnel of CSID authorized to have access to such information in accordance with the limited rights of use set forth in Section 7 (Intellectual Property Rights) (ii) securing business facilities, data centers, paper files, servers, back-up systems and computing equipment, including, but not limited to, all mobile devices and other equipment with information storage capability; (iii) implementing network, device application, database and platform security; (iv) securing information transmission, storage and disposal; (v) implementing authentication and access controls within media, applications, operating systems and equipment; (vi) encrypting Personal Information stored on any mobile media; (vii) encrypting Personal Information transmitted over public or wireless networks; (viii) strictly segregating Personal Information from information of CSID or its other customers so that Personal Information is not commingled with any other types of information; (ix) implementing appropriate personnel security and integrity procedures and practices, including, but not limited to, conducting background checks consistent with Applicable Law; and (x) providing appropriate privacy and information security training to CSID employees.

(iv)

Maintain a written data breach investigation and response procedure to timely and accurately respond to any and all unauthorized access to or use of Personal Information which shall include notification to LifeLock within twenty-four (24) hours of any breach and initiation of immediate steps to remedy any breach and prevent any further unauthorized access at CSID’s expense and in accordance with applicable privacy rights, laws, regulations and standards.  CSID shall reimburse LifeLock for all costs paid and incurred by LifeLock in responding to, and mitigating damages caused by CSID, or resulting from any breach of Personal Information, including all costs of notices to consumers or agencies required under Applicable Law.

(v)

If, in the course of its engagement by LifeLock, CSID has access to or will collect, access, use, store, process, dispose of or disclose credit, debit or other payment cardholder information, CSID shall at all times remain in compliance with the Payment Card Industry Data Security Standard ("PCI DSS") requirements, including providing a report on compliance (ROC) assessment (if applicable) to LifeLock demonstrating its compliance and remaining aware at all times of changes to the PCI DSS and promptly implementing all procedures and practices as may be necessary to remain in compliance with the PCI DSS, in each case, at CSID’s sole cost and expense

(vi)

Conducting adequate training and awareness of CSID personnel on applicable policies, practices and procedures to ensure CSID’s strict compliance with its obligations under this Agreement and maintaining a disciplinary process to address any violations.

(vii)

If any operational audit, or SOC report reveals an inadequacy or insufficiency of CSID’s security, confidentiality, privacy practices and standards, disaster recovery capabilities, fail-over planning or ineffectiveness of internal controls CSID will promptly develop and implement a corrective action plan reasonably satisfactory to LifeLock.  The cost of developing and implementing this plan will be CSID’s sole responsibility.

As used in this Agreement, “Personal Information” shall refer to any individual or collection of data elements that (i) can be used to identify or authenticate an individual, including, without limitation, names, addresses, telephone numbers, e-mail addresses, dates of birth, Social Security or other Government issued identification numbers and other unique identifiers; or (ii) are provided by Customers to LifeLock in the scope of its protection against identity fraud and/or theft including, without limitation, passwords or personal identification numbers (PIN), financial account numbers, credit report information, biometric or health data, answers to security questions and other personal identifiers.

(b)Limited Mutual Warranties.  Each Party hereto represents and warrants that (i) it has the full corporate right, power, and authority to enter into this Agreement and to perform its obligations hereunder; (ii) execution of this Agreement and performance of its obligations

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hereunder, do not and will not violate any written agreement to which it is a Party or by which it is bound; and (iii) it has the authority to grant the other Party all of the rights granted to the other Party in this Agreement.

(c)CSID Warranties. CSID further covenants, represents and warrants that (i) the delivery of the Services in accordance with the terms of this Agreement do not and will not give rise to or result in any violation, infringement or misappropriation of any patent, copyright, trade secret, or any violation of any other intellectual property or proprietary right, publicity, privacy, data protection, confidentiality, contractual or other rights of any third-party; (ii) the Services will be performed in accordance with Applicable Laws; and (iii) the Services will be delivered in a professional and workmanlike manner.

(d)LifeLock Warranties. LifeLock covenants, represents and warrants that (i) LifeLock and its Affiliates will resell the Services to those Customers who have executed and/or accepted a subscription agreement or terms and conditions and been authenticated as required by Applicable Laws and (ii) with respect to the SSN Trace Services, such SSN Trace Services will be used to protect against or prevent actual fraud or any unauthorized transactions, claims or other liabilities and all credit related Services will be resold pursuant to Section 604(a)(2) of the Fair Credit Reporting Act. LifeLock further represents and warrants that the Services will not be used by LifeLock for any form of credit repair (and LifeLock will not knowingly sell the Services to any Customer for such use) nor will LifeLock use the term “credit repair” or any similar terms or verbiage in connection with the sale of the Services.  LifeLock is responsible for, and represents, warrants and covenants, that the Services will at all times be marketed, sold and used by LifeLock in compliance with this Agreement and all Applicable Laws, including by way of illustration but not limitation, the Fair Credit Reporting Act (FCRA), the Gramm-Leach-Bliley Act (GLBA) and the rules, regulations and pronouncements promulgated by the Federal Trade Commission (FTC), the Consumer Financial Protection Bureau (CFPB) or any similar federal or state agency.

(e)DISCLAIMER.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY IMPLIED WARRANTIES OF ANY KIND TO THE OTHER PARTY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ACCURACY.  EXCEPT AS EXPRESSLY SET FORTH HEREIN AND SUBJECT TO THE TERMS OF THE SERVICE LEVEL AGREEMENT, IN NO EVENT DOES CSID WARRANT THAT THE SERVICES (OR THE INFORMATION THEREIN) WILL BE ERROR FREE OR WILL BE PROVIDED ON AN UNINTERRUPTED BASIS.

7.Intellectual Property Rights.  LifeLock and/or its Affiliates owns all worldwide right, title and interest in and to LifeLock’s services provided to Customers (subject, however, to the agreements with the applicable third party licensors and suppliers, if any), including all intellectual property and proprietary rights therein and derivative works therefrom (the “LifeLock Intellectual Property”). In addition, all member data relating to a Customer’s account, including Personal Information of Customers (as defined in Section 6, and collectively, the “Customer Information”), is and shall remain the property of LifeLock and/or its Affiliates.  CSID will have no rights to such information, except as expressly contemplated hereby, and LifeLock may use such Customer Information for its sole and exclusive use. Subject to Section 6(a), (c) and (e) (Security, Warranty and Disclaimer), CSID shall prevent unauthorized access or use of Customer Information. CSID owns all worldwide right, title and interest in and to the Services (subject, however, to the agreements with the applicable third party licensors and suppliers, if any) and retains exclusive ownership of the proprietary data, system and platform(s) used to perform and/or deliver the Services under this Agreement (collectively, the “Platform”), including all intellectual property and proprietary rights therein and any and all modifications, improvements, enhancements and derivative works therefrom (collectively, the “CSID Intellectual Property”), subject to the provisions of Section 2(g) above.   Nothing in this Agreement or otherwise will be deemed to grant from one Party to the other Party an ownership interest in the LifeLock Intellectual Property or the CSID Intellectual Property (as the case may be), in whole or in part, including, without limitation, any claim by, or ownership right of, LifeLock with respect to the New Features relating to the Platform. Except as expressly contemplated in this Agreement, each of LifeLock and CSID hereby represents and warrants that it will not otherwise, either directly or indirectly, itself or through any agent or third-party: (a) request, compile, store, maintain or use the CSID Intellectual Property or the LifeLock Intellectual Property (as the case may be), (b) copy or otherwise reproduce the CSID Intellectual Property or the LifeLock Intellectual Property (as the case may be), or (c) with respect to LifeLock, transfer or otherwise attempt to resell the Services.

8.Confidentiality.

(a)Confidential Information.  As used herein, “Confidential Information” means:

(i)

with respect to LifeLock,  (A) any information about LifeLock’s finances or its current or proposed business offerings, products, services, plans or strategies, (B) information about LifeLock’s partners or its Affiliates; (C) the Personal Information of LifeLock Customers as more fully defined in Section 6 above, and (D) any other information that is disclosed by LifeLock to CSID that should be considered confidential from its nature or the circumstances surrounding its disclosure, including information received by LifeLock from third parties under an obligation of confidentiality;

(ii)

with respect to CSID, (A) technical specifications, methodologies, designs, proposals and information about CSID’s current or proposed products or services that are disclosed by CSID to LifeLock; (B) CSID financial information, any information about CSID’s finances or its current or proposed business offerings, products, services, plans or strategies; and (C) any other information that is disclosed by CSID to LifeLock that should be considered confidential from its nature or the circumstances surrounding its disclosure, including information received by CSID from third parties under an obligation of confidentiality; and

(iii)	the specific terms and pricing set forth in this Agreement.

(b)Use and Disclosure Restrictions.  With respect to any Confidential Information either Party receives (“Receiving Party”) from the other Party (“Disclosing Party”), the Receiving Party shall:  (i) keep such information confidential; (ii) use the same degree of care for the Disclosing Party’s Confidential Information that it uses for its own Confidential Information, but in no event with less than reasonable care; (iii) not use the Confidential Information other than in connection with the performance of this Agreement; and (iv) not divulge the Confidential Information to Receiving Party’s employees, agents or service providers, unless such personnel have a need to know and have undertaken a written obligation to keep the Confidential Information secret consistent with the terms of this Agreement (“Authorized Personnel”).  Receiving Party agrees to use all reasonable steps to ensure that the Disclosing Party’s Confidential Information is not disclosed by Receiving Party’s Authorized Personnel in violation of this

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Section.

(c)Exclusions.  Confidential Information shall not include information that:  (i) is or becomes generally known or available to the public at large other than as a result of a breach by the Receiving Party of any obligation to the Disclosing Party; (ii) was known to the Receiving Party free of any obligation of confidence prior to disclosure by the Disclosing Party; (iii) is disclosed to the Receiving Party on a non-confidential basis by a third-party who did not owe an obligation of confidence to the Disclosing Party and does not reasonably appear to have obtained the information improperly or from an unauthorized source; or (iv) is developed by the Receiving Party independently of and without reference to any part of the Confidential Information.  Confidential Information shall not be deemed to be in the public domain or generally known or available to the public merely because any part of said information is embodied in general disclosures or because individual features, components or combinations thereof are now or become known to the public.  If the Freedom of Information Act, 5 U.S.C. 552 et seq. (“FOIA”), applies to CSID, CSID acknowledges that Confidential Information is entitled to be exempt from disclosure under FOIA.  CSID will promptly notify LifeLock of any requests for the disclosure of any Confidential Information, including requests under FOIA, and will assert to the government, orally and in writing, that Confidential Information is exempt from disclosure under FOIA.

(d)Permitted Disclosure. Confidential Information may be disclosed by the Receiving Party in response to a valid order by a court or other governmental body of the United States or any political subdivision thereof, as otherwise required by law or government regulation, or as necessary to establish the rights of either Party under this Agreement, provided that the Receiving Party must provide written notice to the Disclosing Party prior to such disclosure in order to provide the Disclosing Party with a reasonable opportunity to obtain a protective order or otherwise protect the confidentiality of such information;  the requirements and restrictions in the foregoing provisions shall not apply to Confidential Information disclosed in filings LifeLock is required to make with the Securities and Exchange Commission.  Further, each Party acknowledges that it may disclose its own Confidential Information to a third party in connection with due diligence in furtherance of an acquisition, merger, strategic transaction, financing, loan or other similar transaction with such third party.

(e)Protection of Personal Information. CSID acknowledges and agrees that, in the course of its engagement by LifeLock, CSID will or have access to Personal Information of LifeLock Customers and potential Customers.  In addition to the requirements of Section 8(b) above, CSID shall comply with the terms and conditions set forth in this Agreement in its collection, receipt, transmission, storage, disposal, use and disclosure of Personal Information and will be responsible for the unauthorized collection, receipt, transmission, access, storage, disposal, use and disclosure of Personal Information under its control or in its possession.  The Personal Information of LifeLock Customers is deemed to be Confidential Information of LifeLock and is not the Confidential Information of CSID.  Notwithstanding anything to the contrary herein, the Parties acknowledge that information collected, compiled or received by CSID from its third party service providers and data sources in connection with providing the Services to CSID’s other customers may include Personal Information identical or similar to the Personal Information as provided by LifeLock and use by CSID of such information when in response to CSID’s other customer’s use of the Services shall not be deemed a breach of this Section 8 (Confidentiality), provided that any Personal Information delivered as a response to a CSID customer from CSID’s third party providers and data sources originated from such CSID customer and not LifeLock or its Affiliates. In recognition of the foregoing, CSID agrees and covenants that it shall:

(i)keep and maintain all Personal Information in strict confidence, using such degree of care as is appropriate to avoid unauthorized access, use or disclosure;

(ii)use and disclose Personal Information solely and exclusively for the purposes for which the Personal Information, or access to it, is provided pursuant to the terms and conditions of this Agreement and to provide the Services, and not use, sell, rent, transfer, distribute, or otherwise disclose or make available Personal Information for CSID’s own purposes or for the benefit of anyone other than LifeLock, in each case, without LifeLock’s prior written consent; and

(iii)not, directly or indirectly, disclose Personal Information to any person other than its Authorized Personnel without express written consent from LifeLock, unless, and only to the extent required by Government Authorities or by applicable law, in which case CSID shall use best efforts to notify LifeLock before such disclosure or as soon thereafter as reasonably possible.

(f)Restriction on Disclosure for Assignment. CSID further agrees that in the case of an Assignment (as defined in Section 13(c)) with [****] (each a “Restricted Entity”), CSID will not allow the disclosure, access or use of any LifeLock Confidential Information (excluding any Personal Information of LifeLock’s Customers and LifeLock’s billing information and subscriber counts to the extent necessary to permit the Restricted Entity to provide the Services to LifeLock) and/or property belonging to or deployed by LifeLock, provided to CSID, by any employees or personnel of a Restricted Entity who were not employees or personnel of CSID prior to the Assignment and who had access to LifeLock’s Confidential Information prior to the Assignment.  As used in this Section 8 (Confidentiality), the limitation on disclosure of LifeLock’s Confidential Information to a Restricted Entity shall not include this Agreement and any amendments or supplements thereto.  LifeLock shall have the right to allow the disclosure, access or use of any LifeLock Confidential Information or property belonging to or deployed by LifeLock, provided to CSID, to employees or personnel of a Restricted Entity, in its sole discretion.  For the avoidance of doubt, the intent of this provision is to ensure that, without the prior written consent of LifeLock, no Confidential Information (as modified by this subsection (f)) of LifeLock shall be disclosed, accessed or used by any employees or personnel of a Restricted Entity who were not originally employees or personnel of CSID prior to the acquisition and who had not had access to LifeLock’s Confidential Information prior to the Assignment. After a Transaction with a Restricted Entity, if LifeLock elects to engage CSID to provide new services under a Statement of Work entered into after the effective date of such Transaction, any Confidential Information disclosed in connection with such Statement of Work shall not be subject to the restriction of disclosure to the Restricted Entity described in this Section 8(f).

(g)Return of Confidential Information.  At any time during the term of this Agreement, at the Disclosing Party’s written request or upon the termination or expiration of this Agreement for any reason, the Receiving Party shall promptly return to the Disclosing Party all copies, whether in written, electronic or other form or media, of the Disclosing Party’s Confidential Information in its possession or control, or, with Receiving Party’s consent, securely dispose of all such copies, and certify in writing that such Confidential Information has been returned or disposed of securely. Notwithstanding the foregoing, LifeLock shall not be required to return Confidential Information if such Confidential Information is necessary to permit LifeLock and its Affiliates to continue to deliver the Services to its Customers.

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9.Term and Termination.

(a)Term.  This Agreement will begin on the Effective Date and shall expire on February 15, 2018 (the “Expiration Date”), unless terminated earlier by either Party in accordance with this Agreement (the “Initial Term”).  At the end of the Initial Term, this Agreement shall automatically renew for consecutive twelve (12) month periods thereafter (each such renewal period, a “Renewal Term”, and together with the Initial Term, the “Term”); provided, however, that LifeLock may elect not to renew this Agreement by providing CSID express written notice at least ninety (90) days prior to the date of expiration of the Initial Term (or a Renewal Term, as the case may be) and CSID may elect not to renew this Agreement by providing LifeLock express written notice at least one hundred and eighty (180) days prior to the date of expiration of the Initial Term (or a Renewal Term, as the case may be).

(b)Termination without Cause.  During any Renewal Term, either party may terminate this Agreement or any Statement(s) of Work, without cause, upon (i) in the case of CSID, one-hundred and eighty (180) days’ prior express written notice to LifeLock; or (ii) in the case of LifeLock, ninety (90) days’ prior express written notice to CSID.

(c)Termination for Cause.  Either Party may terminate this Agreement or any Statement(s) of Work for cause upon written notice if the other Party fails to cure any material breach of this Agreement (other than a breach of the service level agreements described in Section 5(a) above) within thirty (30) days after receiving written notice of such breach; provided, however, that the period to cure a breach with respect to an undisputed payment shall be ten (10) business days. In addition, either party may terminate this Agreement upon written notice if (i) a receiver is appointed for the other party or its assets; (ii) the other party makes a general assignment for the benefit of its creditors; (iii) the other party commences or has commenced against it, proceedings under any bankruptcy, insolvency, or debtor’s relief law, which proceedings are not dismissed within sixty (60) days; or (iv) the other party is liquidated or dissolved, other than in a corporate reorganization in which the ongoing business of such liquidated or dissolved party shall be continued by substantially the same ownership and management as existed prior to such liquidation or dissolution.

(d)Wind-Down. In the event of termination or expiration of this Agreement (other than in connection with an uncured material breach of Sections 2(g) (De Minimus Use of Reports, Alerts and Scores), 4 (Trademark License) and 7 (Intellectual Property Rights) of this Agreement by LifeLock), LifeLock may elect by providing CSID written notice, at its sole discretion, and CSID agrees to provide, a wind-down period beginning upon the termination or expiration of this Agreement and terminating upon the earlier of (1) termination in accordance with Section 9(f) (Termination of Wind-down Period) below; or (2) a period of six (6) months from the date of termination or expiration of the Agreement (the "Wind-Down Period").

(e)Wind-Down Effect. During the Wind-Down Period, (1) each Party shall in all respects comply with the terms and conditions of this Agreement and all applicable SOW’s in effect at the time of termination or expiration of the Agreement; and (2) the terms and conditions of this Agreement shall remain in full force and effect, including the obligations of each Party as set forth herein; provided however, LifeLock will pay CSID based on the actual fees due for the Services calculated from the pricing described in Table 2 (Pricing Schedule) under Exhibit B (Pricing Schedule), in lieu of any monthly minimum payment requirement, and the covenants set forth in Section 3(b) shall cease and be of no further force and effect during the Wind-Down Period.

(f)Termination of the Wind-Down Period. The Wind-Down Period may be terminated by either Party in the event that the other Party materially fails to perform or observe any material term or provision of this Agreement or any SOW as stated in Section 9(e) (Wind-Down Effect) (including but not limited to breach of the Exhibits attached hereto), and does not cure such breach within fifteen (15) days following written notice of such breach from the non-breaching Party demanding correction of such breach. Upon termination of the Wind-Down Period, all SOW’s and any Exhibits then in effect shall immediately terminate and each Party agrees to comply with the terms and conditions contained therein with respect to termination procedures, if any, including but not limited to sending notice of such termination to Customers and bearing all costs associated therewith.

10.Mutual Indemnities.

(a)Each Party (each, a “Indemnifying Party”) shall defend the other Party, its Affiliates, subsidiaries, and their respective directors, officers, employees (to the extent such employee is not the claimant), successors and assigns (each, a “Indemnified Party”)  from and against all third-party claims, suits, causes of action and demands (collectively, “Claims”) and will pay any damage, loss, costs (including reasonable attorneys’ fees and court costs) that may be suffered, sustained, incurred or asserted by any third party in connection with, arising from, or related to any of the following Claims:  (a)  any grossly negligent act or omission or willful misconduct of the Indemnifying Party in connection with the performance or non-performance of any obligation hereunder or the breach of any representation, warranty, covenant or agreement under this Agreement; and (b)(i) with respect to CSID, CSID’s infringement of patent, copyright or trademark of a third party arising from the Services to the extent attributable to LifeLock's (or its Customer’s) authorized use or access to the Services (provided that any such infringement is not based upon in whole or in part any combination of the Services with other products or systems offered or used by LifeLock not approved by CSID) and (ii) with respect to LifeLock, LifeLock’s infringement of a copyright or trademark of a third party arising from the any content or materials provided by LifeLock for incorporation or use in or with the Services (other than a Claim covered under subsection (i) above); and (c) any unauthorized use or disclosure of Personal Information in breach of this Agreement.  The foregoing obligations are conditioned on the Indemnified Party providing to the Indemnifying Party: (1) prompt written notice of the indemnification sought hereunder, (2) sole control of the defense, and (3) reasonable cooperation in the defense of such Claim.

(b)The Indemnified Party may participate at its sole cost and expense in the defense, compromise, or settlement of any Claim. The Indemnified Party shall not compromise or settle any Claim without the prior express written consent of the Indemnifying Party (which consent will not be unreasonably withheld, conditioned, or delayed). The Indemnifying Party will not settle any Claim without the consent of the Indemnified Party (which consent will not be unreasonably withheld, conditioned, or delayed) in the event:  (i) such settlement does not contain a release of the Indemnified Party from all liability in respect of such Claim; or (ii) such settlement would involve the payment by the Indemnified Party of any monetary amount for which the Indemnified Party would not be indemnified by the Indemnifying Party under this Section 10 (Mutual Indemnities).

11.Limitation of Liability.  EXCEPT FOR DAMAGES ARISING OUT OF A BREACH A PARTY’S CONFIDENTIALITY OBLIGATIONS UNDER SECTION 8 (CONFIDENTIALITY) OR A PARTY’S INDEMNIFICATION OBLIGATION UNDER SECTION 10 (MUTUAL INDEMNITIES), THE

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

TOTAL LIABILITY OF EITHER PARTY TO THE OTHER PARTY UNDER THIS AGREEMENT, FROM ALL CAUSES OF ACTION AND UNDER ALL THEORIES OF LIABILITY, WILL BE LIMITED TO [****].  EXCEPT FOR DAMAGES ARISING OUT OF A BREACH A PARTY’S CONFIDENTIALITY OBLIGATIONS UNDER SECTION 8 (CONFIDENTIALITY) OR A PARTY’S INDEMNIFICATION OBLIGATION UNDER SECTION 10 (MUTUAL INDEMNITIES), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, LOSS OF USE, LOSS OF DATA OR LOSS OF GOODWILL, OR THE COSTS OF PROCURING SUBSTITUTE SERVICES, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR OPERATION OF THE SERVICES, WHETHER SUCH LIABILITY ARISES FROM ANY CLAIM BASED UPON BREACH OF CONTRACT, BREACH OF WARRANTY, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS AGREEMENT IS INTENDED TO LIMIT A PARTY’S LIABILITY FOR ANY INFRINGEMENT OR MISAPPROPRIATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY OR PROPRIETARY RIGHTS.

12.Audit; Recording Keeping.

(a)CSID shall maintain complete and accurate records of its activities performed pursuant to this Agreement, including all transactions that trigger a payment to CSID, and CSID’s compliance with Applicable Laws.  CSID shall keep such records during the Term for such period as required under Applicable Law but in any event for a period no less than five (5) years.

(b)Upon at least thirty (30) days prior written notice by LifeLock, CSID will comply with the following assessments, audits, examinations and reviews of its compliance with this Agreement, as well as any Applicable Laws and industry standards.  Such assessments will be performed at LifeLock’s expense and during normal business hours at CSID’s premises and may be conducted by LifeLock or, upon LifeLock’s election, by a third party on LifeLock’s behalf. CSID shall use commercially reasonable efforts to cooperate with such assessments by providing access to knowledgeable personnel, physical premises, documentation, infrastructure and software.  LifeLock may conduct an assessment under each of the following:

(i)	All controls in CSID’s physical and/or technical environment in relation to all Customer Information being handled and/or Services being provided to LifeLock pursuant to this Agreement;
(ii)

As contemplated by Section 6 (Security, Warranty and Disclaimer), CSID’s latest PCI Compliance Report, WebTrust, Systrust, and SSAE No. 16 audit reports for Reporting on Controls at a Service Organization and any reports relating to its ISO/ICE 27001 certification;

(iii)

Financial records for the purpose of verifying the appropriate billing of Services, including service level credits. If such audit determines that LifeLock has overpaid CSID, then: (i) the amount of such overpayment shall immediately become due and payable by CSID to LifeLock; and (ii) if such amount is an overpayment of ten percent (10%) or more compared to the actual payments due CSID, then all costs of any audit under this sub-section will be paid by CSID, in addition to such overpayment amount (plus applicable interest).  All such payments shall be made by CSID within thirty (30) days after it is notified in writing of the error and, if applicable, the cost of the audit; and

(iv)

Upon reasonable request, CSID shall provide LifeLock with the results of any audit by or on behalf of CSID that assesses the effectiveness of CSID’s information security program as relevant to the security and confidentiality of Personal Information shared during the course of this Agreement.

(c)In addition to the foregoing, CSID shall reasonably cooperate with any third party audit, including any regulatory investigation, of LifeLock or its Affiliates which requires access to (i) any personnel of CSID involved in performance of the Services, (ii) any part of CSID’s premises where the Services are being performed; (iii) the applications and systems used to perform the Services; and (iv) any data and records owned or maintained by CSID pursuant to this Agreement.

(d)LifeLock will, and will require its agents and representatives having access to Personal Information to, implement and maintain an appropriate security program, firewall and other measures to reasonably protect Personal Information from: (a) any threats or hazards to the security or integrity of such Personal Information, and (b) unauthorized access to or use of Personal Information.  LifeLock will promptly notify CSID in writing if it becomes aware of any disclosure, dissemination or use of any Personal Information by LifeLock or any of its enterprise Customers, representatives or agents in breach of this Agreement (a “Security Incident”).

(e)From time to time, but no more than once yearly and during regular business hours, CSID shall have the right to audit (or have its independent auditor audit), at CSID’s expense, LifeLock’s compliance with the security requirements set forth in this Section 12 (Audit; Recording Keeping).  LifeLock shall use commercially reasonable efforts to cooperate with CSID and any CSID requests in conjunction with all such audits including, but not limited to requests to correct any deficiencies discovered during such audits within a period of time mutually agreed upon. The foregoing right in this Section 12(e) shall terminate automatically in the event of an Assignment to a Restricted Entity pursuant to Section 13(c) (Assignment) below.

13.General.

(a)Survival.  Upon termination or expiration of this Agreement, the provisions of Sections 2(e)-(h) (Additional Obligations),  Section 7 (Intellectual Property Rights), Section 8 (Confidentiality), Subsection 9(d)-(f) (Wind Down), Section 10 (Mutual Indemnities), Section 11 (Limitation of Liability), Section 12 (Audit; Recording Keeping) and Section 13 (General) shall survive.

(b)Governing Law, Venue and Attorneys’ Fees.  This Agreement will be governed by and construed in accordance with the laws of the State of Arizona excluding that body of laws pertaining to conflicts of law.  Both Parties hereby irrevocably consent to the exclusive venue and jurisdiction of the courts located in Maricopa County, Arizona, whether federal, state or local, with respect to any actions brought to enforce or interpret this Agreement.  The prevailing Party in any action (or alternative dispute resolution) shall be entitled to an award of its attorneys’ fees and costs (including any appeals therefrom).

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(c)Assignment; Notice of Potential Transaction.

(i)Assignment; Binding on Successors and Permitted Assigns. Neither Party may sell, transfer, assign or delegate, by operation of law or otherwise, this Agreement in whole or in part to any third party (each, an “Assignment”) without the other Party’s prior written consent. In addition to a direct Assignment of this Agreement or of any right or obligation hereunder, an “Assignment” by CSID shall be deemed to include any change of control of CSID, including but not limited to a Change of Control Transaction. A “Change of Control Transaction” shall mean: (A) the direct or indirect acquisition or purchase by any entity or person, for cash or other consideration, of more than fifty percent (50%) of the voting stock of CSID; (B) a merger of CSID with another party, whether or not CSID is the surviving entity (other than a merger for the sole purpose of forming a holding company of CSID, when the holders thereof, after the merger, own the voting securities of the holding company in the same proportion as did the holders of CSID voting securities before the merger); or (C) the sale or license of all or substantially all of CSID’s assets. The Parties acknowledge and agree that the formation of any parent or holding company of CSID and the consummation of a Change of Control Transaction by such parent or holding company will be deemed a Change of Control Transaction with respect to CSID.  Notwithstanding the foregoing, (1) LifeLock may make an Assignment of this Agreement in whole to any third party that acquires, is acquired by, merges with, or acquires or is the licensee of all or substantially all of the assets of  LifeLock; and (2) CSID may make an Assignment of this Agreement in whole to any third party (other than to Intersections Inc., Affinion Group or any Affiliate of either of them) that acquires CSID pursuant to a Change of Control Transaction; provided, however, subject to Section 8(f) (Restriction on Disclosure for Assignment), if CSID makes an Assignment of this Agreement pursuant to a Change of Control Transaction to a Restricted Entity, then, notwithstanding anything to the contrary contained herein, immediately upon such Assignment (x) the Identity Theft Minimum Payments in Exhibit B shall be deemed cancelled without penalty; (y) LifeLock will no longer have any Monthly Minimum Fees; and (z) LifeLock shall have no obligation to purchase the Services from such Restricted Entity pursuant to or under this Agreement. Except as otherwise provided above, any other attempted assignment or delegation without the other Party’s prior written approval shall be null and void.  This Agreement will bind and inure to the benefit of each Party’s permitted successors and permitted assigns.

(ii)Notice of Potential Transaction.

(A)[****]

(B)[****]

(d)Nonexclusive Remedy.  Except as expressly set forth in this Agreement, the exercise by either Party of any of its remedies under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise.

(e)Severability.  If for any reason a court of competent jurisdiction finds any provision of this Agreement invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible and the other provisions of this Agreement will remain in full force and effect. If a court of competent jurisdiction finds any aspect of Section 13(c)(i) of this Agreement invalid or unenforceable, LifeLock agrees to provide a copy of such court order to CSID (or CSID’s permitted assign) and LifeLock may elect to terminate this Agreement by providing written notice to CSID (and/or CSID’s permitted assign) of LifeLock’s intent to terminate this Agreement, which written notice will trigger LifeLock’s rights under Section 9(d) (Wind-Down).

(f)Waiver.  The failure by either Party to enforce any provision of this Agreement will not constitute a waiver of future enforcement of that or any other provision.

(g)Notices. Any notice, request, designation or other communication required or permitted to be given hereunder shall be in writing and may be given by personal delivery regular mail, or overnight mail and shall be deemed sufficiently given if delivered or addressed to LifeLock or CSID at the respective addresses set forth herein.  Mailed notice shall be deemed given upon actual receipt at the address required, or three (3) business days following deposit in the mail, postage prepaid, whichever first occurs.  Overnight mail shall be deemed given on the following business day.  Personal delivery shall be deemed given on the day it is so delivered.  Either Party may, by notice to the other, specify a different address for notice purposes and copies of all notices or requests required or permitted to be given hereunder shall be concurrently transmitted to such Party or Parties at such address as LifeLock or CSID may from time to time designate by notice.

If to CSID:

CSIdentity Corporation

Attn:  President

1501 South Mopac Expressway, Suite 200

Austin, Texas  78746

With a copy to (which shall not be deemed notice):

CSIdentity Corporation

Attn:  General Counsel

1501 South Mopac Expressway, Suite 200

Austin, Texas  78746

If to LifeLock:

LifeLock, Inc.

Attn: Chief Product Officer

PHX 331127018v1

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

60 E. Rio Salado Parkway, Suite 400

Tempe, AZ 85281

With a copy to (which shall not be deemed notice):

LifeLock, Inc.

Attn: Chief Legal Officer

60 E. Rio Salado Parkway, Suite 400

Tempe, AZ 85281

(h)Force Majeure.  Neither Party will be responsible for any failure or delay in its performance under this Agreement (except for any payment obligation) due to causes beyond its reasonable control, including, but not limited to, labor disputes, strikes, lockouts, shortages of or inability to obtain labor, energy, raw materials or supplies, war, terrorism, riot, acts of God or governmental action (each, a “Force Majeure Event”).

(i)Relationship of the Parties.  This Agreement will not establish any relationship of partnership, joint venture, employment, franchise, or agency between the Parties.  Each party shall be responsible for the payment of all employee compensation, benefits and employment and other taxes pertaining to its employees and business, including, but not limited to, the Fair Labor Standards Act, Federal Insurance Contribution Act, the Social Security Act, the Federal Unemployment Tax Act, the provisions of the Internal Revenue Code, and all state and local taxes.  Neither Party will have the power to bind the other or incur obligations on the other’s behalf without the other’s prior express written consent.

(j)Equitable Remedies.  Each Party acknowledges and agrees that any breach of this Agreement with respect to the other Party’s intellectual property rights or Confidential Information will cause such other Party to incur irreparable harm and significant injury that would be difficult to ascertain and would not be compensable by damages alone.  Accordingly, each Party acknowledges and agrees that, in addition to any and all remedies that the non-breaching Party may have at law or otherwise with respect to such a breach, the non-breaching Party will have the right to seek specific performance; injunction or other appropriate equitable relief.

(k)Entire Agreement; No Third-party Beneficiaries.  Subject to Section 13(o) (Amended and Restated Agreement) below, this Agreement and the Exhibits hereto, constitutes the complete and exclusive understanding and agreement between the Parties regarding its subject matter and supersedes all prior or contemporaneous agreements or understandings, written or oral, relating to its subject matter.  Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by duly authorized representatives of both Parties.  Nothing in this Agreement is intended to confer upon any person other than CSID and LifeLock any rights or remedies hereunder.

(l)Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(m)Incorporation of Recitals.  The Recitals set forth herein are hereby incorporated into this Agreement.

(n)IDA Trademark.  CSID agrees that it shall not use, adopt, file or otherwise register the mark “IDENTITY SCORE”, nor adopt any confusingly similar name, mark, wording, slogan or domain name for its products and services.

(o)Amended and Restated Agreement.  The Parties acknowledge and agree that the Original Agreement is amended and restated in its entirety and replaced with this Agreement, effective as of the Effective Date.  The Parties further agree that the Original Agreement is terminated as of December 31, 2013 at 11:59 p.m. (Arizona time), provided that the following Statements of Work and Change Orders executed under the Original Agreement shall survive the termination of the Original Agreement (and will be governed by the Original Agreement) until the completion of the work referred to therein:  SOW # 18 and Change Order #1 to SOW #17.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly-authorized representatives as of the date set forth above, but to be effective as of the Effective Date.

CSID: CSIdentity Corporation, a Delaware corporation By: /s/ Joe C. Ross Name: Joe C. Ross Title: President	LifeLock: LifeLock, Inc., a Delaware corporation By: /s/ Todd Davis Name: Todd Davis Title: CEO

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit A

SERVICES

The following is a general summary description of each of the Services:

Court Records Alerts and Reports

Description: Creates initial baseline report of court records associated with an individual from existing criminal records data within the [****] of member fulfillment. After the initial report, checks for updates each month for alerts.

Update Frequency: [****]

Coverage: [****]

Data Keys: First name, last name, date of birth

Sex Offender Registry Alerts and Reports

Description: Creates initial baseline report of sex offenders in a zip code from existing sex offender data within the [****] of member fulfillment. After the initial report, checks for updates each month to alert on.

Update Frequency: [****]

Coverage: All fifty (50) states plus DC, Guam, PR and Indian Tribes

Data Keys: Zip

Public Records Alerts and Reports (SSN Trace)

Description: Creates initial baseline report of names and addresses associated with an SSN from existing credit header and other public record data within the [****] of member fulfillment. After the initial report, checks for updates each month for alerts.

Update Frequency: [****] change/add/delete with [****] full update or name update

Coverage: All fifty (50) states

Data Keys: SSN

Pay Day Loan Alerts and Reports

Description: Creates initial baseline report of payday loans associated with an SSN from existing payday loan data within the [****] of member fulfillment. After the initial report, checks for updates each week and sends matches.

Update Frequency: [****]

Data Keys: First Name, Last Name, and SSN

Change of Address Alerts and Reports

Description: Creates initial baseline report of address change in [****] months associated with the move from address within the [****] of member fulfillment. After the initial report, checks for updates each week to alert on.

Update Frequency: [****]

Coverage: Only applies to addresses that receive USPS mail

Data Keys: First Name, Last Name, Address, City, State, Zip

Black Market Alerts and Reports

Description: Creates initial baseline report of records found associated with an individual within the [****] of member fulfillment. After the initial report, checks for updates daily for alerts.

Update Frequency: [****]

Coverage: Global

Data Keys: Subscriber Details including SSN, Driver's License Number, Phone Number, Email Address, Credit Card Number, Bank Account and Routing Number, Medical ID Number, and Passport Number

Minor Alerts and Reports

Description: Creates initial baseline report of black market and SSN Trace (credit header) records found associated with a minor less than18 years of age within the [****] of member fulfillment. After the initial report, checks for updates daily and monthly for alerts.

Update Frequency: [****] for black market. [****] for SSN Trace.

Coverage: Global for black market, and all 50 states for SSN Trace.

Data Keys: SSN for SSN Trace.  For Black Market:  SSN, Driver’s License Number, Phone Number, Email Address, Credit Card Number, Bank Account and Routing Number, Medical ID Number and Passport Number.

Change of Address/Black Market Service Call

Description: Take warm transfer from LifeLock in timely manner [****] to support subscriber related questions.

Coverage: Questions relating to alerts and reports for Change of Address and/or Black Market.

Level 2 Service Call

Description: Take warm transfer from LifeLock in timely manner [****] to support subscriber related questions.

Coverage: Questions relating to enrollment or issues with enrollment, but does not include any restoration or dispute services.

WalletLock

Description: Take warm transfer notification of lost wallet from LifeLock in timely manner [****]. Assist subscriber to cancel and/or reissue all documents in the wallet that was lost or stolen within [****] of notification.

Coverage: Support includes, without limitation, credit cards, drivers licenses, debit/ATM cards, social security cards, insurance cards (health, auto, etc.), professional licenses, passports, visa and immigration documents, diplomas or certificates, checkbooks or military cards, etc.

Restoration

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Description: Take warm transfer notification of or ticket for restoration case from LifeLock in timely manner [****]. Contact subscriber within [****] day of notification. Assign specially certified agents to work with each subscriber who is a victim of identity theft on an individual basis until subscriber’s identity is restored to its original status prior to the identity theft event.

Coverage: Support includes, without limitation, providing various forms and tools, phone consultations and if requested, obtaining limited power of attorney to resolve the issues on the subscriber’s behalf.

L3 Credit Authentication

Description: Out of wallet questions generated to verify a subscriber by using information pulled from credit header file, credit report and other public information sources as generated by [****].

Update Frequency: Subscriber needs to only pass one time as part of registering for credit based Service. Subscriber is limited to 2 attempts online.

Manual Authentication

Description: Take warm transfer notification of authentication request from LifeLock in timely manner [****]. Pull subscriber’s credit report and review information from the credit report with the subscriber to ascertain that the subscriber is actually who they say they claim to be. Once manually authenticated, subscriber will be automatically enrolled in the credit Service. This process does not require that a credit report be pulled. If a subscriber is enrolled in a Service that receives a credit report, then the manual authentication uses the same report and LifeLock will not be billed twice for the credit report. However, if the subscriber is in a Service that is monitoring only and does not include a report, LifeLock will be billed for the credit report that is pulled for manual authentication.

Tri-bureau Credit Reports

Description: Provide credit report from each of the three major credit bureaus [****] as generated by [****] for consumer review as soon as subscriber is successfully authenticated.

Update Frequency: As determined by LifeLock for each of its services. For recurring reports, reports must be generated on the recurring anniversary cycle.

Tri-bureau Credit Scores

Description: Provide credit score from each of the three major credit bureaus [****] as calculated by [****] for consumer review as soon as subscriber is successfully authenticated.

Update Frequency: As determined by LifeLock for each of its services. For recurring scores, scores must be generated on the recurring [****] cycle.

Tri-bureau Credit Monitoring

Description: Provide monitoring of a subscriber’s credit file from each of the three major credit bureaus [****] as delivered by [****] for consumer review as soon as subscriber is successfully authenticated.

Update Frequency: [****]

Coverage: New Accounts, Inquiries, Collection Accounts, Delinquencies, etc.

Single Bureau Credit Report

Description: Provide credit report from [****] as generated by [****] for consumer review as soon as subscriber is successfully authenticated.

Update Frequency: As determined by LifeLock for each of its services. For recurring reports, reports must be generated on the recurring [****] cycle.

Single Bureau Credit Score

Description: Provide credit score from [****] as calculated by [****] for consumer review as soon as subscriber is successfully authenticated.

Update Frequency: As determined by LifeLock for each of its services. For recurring scores, scores must be generated on the recurring [****] cycle.

Single Bureau Credit Monitoring

Description: Provide monitoring of a subscriber’s credit file from [****] as delivered by [****] for consumer review as soon as subscriber is successfully authenticated.

Update Frequency: [****]

Coverage: New Accounts, Inquiries, Collection Accounts, Delinquencies, etc.

Score Tracker

Description: Provide credit score from [****] as calculated by [****] for consumer review as soon as subscriber is successfully authenticated.

Update Frequency: [****]. For recurring scores, scores must be generated on the recurring [****] cycle.

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Exhibit B

PRICING SCHEDULE

Identity Theft Minimum Payments. Subject to the terms and conditions hereof, LifeLock agrees to pay CSID a minimum monthly Fee (the “Monthly Minimum Fees”) in the amount, as further described in Table 1 (Monthly Minimum) below for each calendar year during the Initial Term of the Agreement for the following Services, purchased bundled (as described in Table 2) or separately:  (1) Court Records Alerts and Reports, (2) Sex Offender Registry Alerts and Reports, (3) Public Records Alerts and Reports (SSN Trace), (4) Pay Day Loan Alerts and Reports, (5) Change of Address Alerts and Reports, and (6) Black Market Alerts and Reports (collectively, the “Minimum Services”).  LifeLock also agrees to pay the Fees based on the pricing schedule for the Services set forth on Table 2 (Pricing Schedule) below, which may be amended, supplemented or updated from time to time by written agreement of both Parties (except as provided below regarding Pass Through Pricing).  CSID will invoice LifeLock for the Fees on a monthly basis during the Initial Term hereof (and the prorated required Monthly Minimum Fees for [****] will carry forward into calendar year [****] for the [****]).  LifeLock agrees to pay the full amount of the Fees for the Minimum Services even if the actual use of the Minimum Services for the applicable month is less than such minimum amount.  However, if the actual usage of all Minimum Services rendered by CSID for LifeLock for the applicable month exceeds the Fees for the applicable month for the Minimum Services as set forth in Table 1, then LifeLock agrees to pay such actual amount (i.e., in excess of the monthly minimum requirement) upon receipt of an invoice therefor. Any credit or adjustment owed to LifeLock, including service level credits described in Exhibit C, shall be treated as a payment to CSID for the purposes of calculating whether the minimum has been met.

TABLE 1: MINIMUM MONTHLY PAYMENT

Year	Monthly Minimum
2014	[****]
2015	[****]
2016	[****]
2017	[****]

TABLE 2: PRICING SCHEDULE

Services Description	[****] Volume Tiers	[****] Volume Tiers	[****] Pricing	[****] Volume Tiers	[****] Volume Tiers	[****] Pricing
BUNDLE 1 SERVICES: Black Market Alerts and Reports; Address Change Alerts and Reports Service	Tier 1	[****]	[****] Customer/Month	Tier 1	[****]	[****] Customer/Month
	Tier 2	[****]	[****] Customer/Month	Tier 2	[****]	[****] Customer/Month
	Tier 3	[****]	[****] Customer/Month	Tier 3	[****]	[****] Customer/Month
	Tier 4	[****]	[****] Customer/Month
BUNDLE 2 SERVICES: Court Alerts and Reports; Sex Offender Alerts and Reports; Name and Addresses Report and Monitoring; Payday Loan Alerts and Reports	Tier 1	[****]	[****] Customer/Month	Tier 1	[****]	[****] Customer/Month
	Tier 2	[****]	[****] Customer/Month	Tier 2	[****]	[****] Customer/Month
	Tier 3	[****]	[****] Customer/Month	Tier 3	[****]	[****] Customer/Month
				Tier 4	[****]	[****] Customer/Month
Black Market Alerts and Reports	Tier 1	[****]	[****] Customer/Month	Tier 1	[****]	[****] customer/Month
	Tier 2	[****]	[****] Customer/Month	Tier 2	[****]	[****] Customer/Month
	Tier 3	[****]	[****] Customer/Month	Tier 3	[****]	[****] Customer/Month
	Tier 4	[****]	[****] Customer/Month
Address Change Alerts and Reports Service	Tier 1	[****]	[****] Customer/Month	Tier 1	[****]	[****] Customer/Month
	Tier 2	[****]	[****] Customer/Month	Tier 2	[****]	[****] Customer/Month
	Tier 3	[****]	[****] Customer/Month	Tier 3	[****]	[****] Customer/Month
	Tier 4	[****]	[****] Customer/Month

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Court Alerts and Reports	Tier 1	[****]	[****] Customer/Month	Tier 1	[****]	[****] Customer/Month
	Tier 2	[****]	[****] Customer/Month	Tier 2	[****]	[****] Customer/Month
	Tier 3	[****]	[****] Customer/Month	Tier 3	[****]	[****] Customer/Month
				Tier 4	[****]	[****] Customer/Month
Sex Offender Alerts and Reports	Tier 1	[****]	[****] Customer/Month	Tier 1	[****]	[****] Customer/Month
	Tier 2	[****]	[****] Customer/Month	Tier 2	[****]	[****] Customer/Month
	Tier 3	[****]	[****] Customer/Month	Tier 3	[****]	[****] Customer/Month
				Tier 4	[****]	[****] Customer/Month
Name and Addresses Report and Monitoring	Tier 1	[****]	[****] Customer/Month	Tier 1	[****]	[****] Customer/Month
	Tier 2	[****]	[****] Customer/Month	Tier 2	[****]	[****] Customer/Month
	Tier 3	[****]	[****] Customer/Month	Tier 3	[****]	[****] Customer/Month
				Tier 4	[****]	[****] Customer/Month
Payday Loan Alerts and Reports	Tier 1	[****]	[****] Customer/Month	Tier 1	[****]	[****] Customer/Month
	Tier 2	[****]	[****] Customer/Month	Tier 2	[****]	[****] Customer/Month
	Tier 3	[****]	[****] Customer/Month	Tier 3	[****]	[****] Customer/Month
				Tier 4	[****]	[****] Customer/Month
Custom Rate* for [****] for Black Market Alerts and Reports; Address Change Alerts and Reports Service	N/A	[****]	[****] Customer/Month	N/A	[****]	[****] Customer/Month
Minor Alerts and Reports	Tier 1	[****]	[****] Customer/Month	Tier 1	[****]	[****] Customer/Month
	Tier 2	[****]	[****] Customer/Month	Tier 2	[****]	[****] Customer/Month
	Tier 3	[****]	[****] Customer/Month	Tier 3	[****]	[****] Customer/Month
	Tier 4	[****]	[****] Customer/Month	Tier 4	[****]	[****] Customer/Month
	Tier 5	[****]	[****] Customer/Month
WalletLock	N/A	[****]	[****] Per Incident	N/A	[****]	[****] Per Incident
Restoration	N/A	[****]	[****] Per Incident	N/A	[****]	[****] Per Incident
Change of Address/ Black Market Service Call	N/A	[****]	[****] Per Call	N/A	[****]	[****] Per Call
Level 2 Service call	N/A	[****]	[****] Per Minute	N/A	[****]	[****] Per Minute
Manual Authentication	N/A	[****]	[****] Per Authenticate	N/A	[****]	[****] Per Authenticate
L3 Credit Authentication	N/A	[****]	[****] Per Authentication	N/A	[****]	[****] Per Authentication
Tri-Bureau Credit Reports	Tier 1	[****]	[****] Per Report	Tier 1	[****]	[****] Per Report
	Tier 2	[****]	[****] Per Report	Tier 2	[****]	[****] Per Report
				Tier 3	[****]	[****] Per Report
				Tier 4	[****]	[****] Per Report
Tri-Bureau Monitoring	Tier 1	[****]	[****] Customer/Month
	Tier 2	[****]	[****] Customer/Month
				Tier 1	[****]	[****] Customer/Month

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Score Tracker	Tier 1	[****]	[****] Customer/Month	Tier 1	[****]	[****] Customer/Month
	Tier 2	[****]	[****] Customer/Month	Tier 2	[****]	[****] Customer/Month
				Tier 3	[****]	[****] Customer/Month
				Tier 4	[****]	[****] Customer/Month
Tri-Bureau Credit Score	Tier 1	[****]	[****] Per Score
	Tier 2	[****]	[****] Per Score
				Tier 1	[****]	[****] Per Score
Single Bureau Monitoring	N/A	[****]	[****]	N/A	[****]	[****]
Single Bureau Credit Score	N/A	[****]	[****]	N/A	[****]	[****]
Single Bureau Credit Report	N/A	[****]	[****]	N/A	[****]	[****]
Social Media Monitoring – Adult End User	N/A	[****]	[****]	N/A	[****]	[****]
Social Media Monitoring – Minor End User	N/A	[****]	[****]	N/A	[****]	[****]

*Custom Rate: CSID and LifeLock agree to the “Custom Rate” described here for [****], as reflected in the Original Agreement.  All other discount rates are subject to the terms of Section 3(c) (Promotional Customer Fee) of the Agreement.

Pass Through Pricing After [****]:  Notwithstanding anything to the contrary in this Agreement, if [****] increases the cost of supplying any [****] services to CSID at any point after [****], then CSID shall be permitted to pass through such price increase (with no mark up) to LifeLock with respect to the affected Service(s) by providing LifeLock written notice of such price increase, along with such other reasonably requested supporting documentation that LifeLock may request in connection with such price increase; provided, however, that such pass through price increase may be no more than [****] of the then existing price for such [****] Services. Notwithstanding the foregoing, in the event of any price increase, LifeLock may elect to terminate such Service(s) without penalty, and the applicable Monthly Minimum Fees shall be reduced for the remainder of the Term commensurately, based on the [****] paid by LifeLock for the applicable Service(s) in the [****] preceding the date LifeLock elects to terminate such Service(s).

Rate Tiers:  The pricing above correlated to “Volume Tiers” are based on cumulative tiers, which means, for example, that if LifeLock has 4,500,000 [****] Customers in [****], then the first 3,999,999 Customers would be billed at [****] per month and the remaining 500,001 Customers would be billed at [****] per month.  All pricing is expressed in terms of U.S. Dollars.

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Exhibit C

SERVICE LEVEL AGREEMENT

Terms and Definitions:

Availability means the availability of the Delivery Method calculated by reference to the following formula:

Availability =

Where:   = Maximum Uptime and = where the Delivery Method is not available during Scheduled Hours other than for Permitted Downtime.  The values for and are measured per calendar month.

Delivery Method means CSID’s proprietary Subscriber Management System (SMS) Platform.

Maintenance Windows means the hours during the day in which CSID shall perform Scheduled Maintenance that occurs during the lowest volume times, normally between 12:00 a.m. and 6:00 a.m. of LifeLock’s time zone.

Maximum Uptime means the aggregate number of hours in any calendar month for purposes of computing Delivery Method availability.

Permitted Downtime means the following: (i) inoperability or unavailability due to any Scheduled Maintenance; (ii) inoperability or unavailability due to any Force Majeure Event, as defined in the Agreement; or (iii) inoperability or unavailability due to, or caused by, LifeLock’s software, systems or environment or any other reason beyond the reasonable control of CSID.

Scheduled Hours means the hours during the days of the week where the Delivery Method will be available, which is 24 hours per day, 7 days per week, 365 days a year.

Scheduled Maintenance means maintenance of the Delivery Method so long as (i) such maintenance is performed by CSID during a Maintenance Window; or (ii) CSID has provided notice using e-mail to LifeLock not less than [****] before the commencement of such maintenance, which notice specifies the nature of such maintenance and the anticipated impact of such maintenance upon availability and performance of the Delivery Method, provided that Scheduled Maintenance during any day shall not exceed [****] per day and aggregated, during any month shall not exceed [****] per month, unless CSID obtains the pre-approval from LifeLock to exceed such hourly limit, which pre-approval may not be unreasonably withheld.

CSID will use reasonable commercial efforts to (i) perform Scheduled Maintenance during the lowest volume times for LifeLock’s use of the Maintenance Window (unless LifeLock requests that a specific maintenance occur during an alternate time) and (ii) provide advance notification of Scheduled Maintenance to LifeLock with as much notice as is reasonably possible having regard to the nature to the maintenance.

SLA Service Matrix

SLA Service

Standard Service Availability
(7x24x365)Yes

Service Availability Target: [****]

Hardware ReplacementYes

Network ConfigurationYes

Network MonitoringYes

Network MaintenanceYes

Network RedundancyYes

Firewall ConfigurationYes

Firewall MonitoringYes

Firewall MaintenanceYes

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Encrypted Data StorageYes

Power BackupYes

Physical SecurityYes

Fire Detection/SuppressionYes

System BackupYes

Server Patches/UpdatesYes

Maintenance WindowYes

Client NotificationYes

Operations Center Support
(7x24x365)Yes

Ops Support Escalation Response24hrs

Manual Level III (Authentication)24/7

CSIdentity Network Operations Center

The CSIdentity Network Operations Center (NOC) is available for Critical Issue escalations via phone 24 hours a day, 7 days a week, 365 days a year.

Once contacted, the NOC will create an Operations Support Ticket and investigate the issue.  If the Operations Analyst is unable to resolve the issue, the Analyst will escalate the issue according to CSID policies and procedures.

CSIdentity Network Operations Center contact information:

Phone:  1-877-274-5540
E-mail:  operations@csidentity.com
Ticket Site:  http://noc.csidentity.com

Escalation Issues: Incident Resolution

Severity 1 (Critical—defined as “system down”), with a target resolution within [****].

For Critical Issues, LifeLock will contact the CSID Operations Center via phone at 1-877-274-5540.  The CSID Operations Center will create a new Operations Support Ticket and will respond within [****] to LifeLock and will update LifeLock [****] thereafter until the Critical Issue is resolved.  Critical issues include the following:

The Platform is not responding

Ongoing error responses from the Platform

Fatal Error responses from the Platform

The CSID Operations Analyst will create a new Operations Support Ticket, if not done so already.

Severity 2 (Major) target resolution within [****].

For Major issues, it is recommended LifeLock create a new Operations Support Ticket at http://noc.csidentity.com.  Once the ticket is created, a CSID Operations Analyst will evaluate and respond to the ticket within [****] and will update LifeLock approximately [****] until the Major Issue is resolved.  Major Issues include the following;

The Platform is producing high delays

The Platform is producing unanticipated results

Severity 3 (Minor) target resolution within [****].

For Minor issues or general questions, it is recommended that LifeLock create a new Operations Support Ticket at http://noc.csidentity.com.  Once the ticket is created a CSID Operations Analyst will evaluate and respond to the ticket within [****] and will update LifeLock periodically upon a mutually agreed upon interval.  Minor Issues include the following:

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Individual Service is producing unexpected results for an individual subscriber

Individual queries are believed to be invalid or incorrect

For feature requests, modifications or upgrades, it is recommended that LifeLock contact your designated CSID Account Manager or create a new Operations Support Ticket at http://noc.csidentity.com.

Operations Support Ticket

CSID’s Operations Support Ticket system is available for enterprise level clients.  The use of this particular system is not intended for individual subscriber information.  To maximize the effectiveness and rapid resolution of enterprise level clients, tickets may only be opened if they relate to CSID operational support.

> To begin, visit http://noc.csidentity.com
> Click “Open New Ticket”

Service Level Credits

•	Platform Availability

o

CSID’s Platform Availability to LifeLock shall be greater than or equal to [****] of time each month, as measured by CSID’s web-based monitoring service.  LifeLock shall be entitled to service level credits if the Platform fails to meet the Availability stated, in the amounts and payable as described below:

▪	[****] to [****] = [****] credit to LifeLock at the end of the month
▪	[****] to [****] = [****] credit to LifeLock at the end of the month
▪	Less than [****] = [****] credit to LifeLock at the end of the month
▪

In the event the CSID Platform is below [****] Availability for [****] or [****] during any rolling twelve (12) month period, LifeLock shall have the right to either (i) suspend such Service and, until LifeLock chooses to recommence the Service, [****], or (ii) pursue all remedies available to LifeLock, at law or equity, for CSID’s failure to comply with such service level commitments, subject to the terms and conditions of this Agreement and, further, CSID will be credited for any service level credits paid to LifeLock with respect to any damage award.

▪	CSID will make a report available to LifeLock each month regarding platform Availability.

•	Response Time for Service Degradations

o

Except as noted below, queries from LifeLock for all CSID non-dependent SOA web service calls (the “Non-Dependent API Calls”) during a particular month shall be completed (measured from when the inquiry is received by CSID) in less than [****].

▪	[****] to [****] = [****] credit to LifeLock at the end of the next month
▪	[****] = [****] credit to LifeLock at the end of the next month
▪

In the event the performance is below [****] for [****] or [****] during any rolling twelve (12) month period, LifeLock shall have the right to either (i) suspend such Service and, until LifeLock chooses to recommence the Service, [****], or (ii) pursue all remedies available to LifeLock, at law or equity, for CSID’s failure to comply with such service level commitments, subject to the terms and conditions of this Agreement and, further, CSID will be credited for any service level credits paid to LifeLock with respect to any damage award.

o

The response time performance calculation shall be calculated based by dividing the number of transactions that were processed in greater than [****] by the total number of transactions processed within the month.

▪

The following external, dependent to CSID API calls (the “Dependent API Calls”) are excluded from the above [****] response time SLA calculation, but shall be completed in less than [****] (using the same calculation and the same SLA credits for Non-Dependent API Calls noted above):

▪	GetIDVerification
▪	SubmitIDVerificationData
▪	SOADeactivate
▪	SOAReactivate
▪	SOAUpdateProduct

o

LifeLock may be entitled to a service level credit for failing to meet the Availability targets for either the Non-Dependent API Calls or the Dependent API Calls for a particular month; however, LifeLock may not recover service level credits under both of these calculations for the subject month except to the extent that response times fall below [****] for [****] in a twelve (12) month period.  Additional APIs developed after the Effective Date of this Agreement and the applicable Service Level Agreements for such new APIs will be mutually agreed upon by LifeLock and CSID in writing.

o	CSID will deliver a report to LifeLock each month regarding the above response time web services metrics, including performance evaluations with respect to Non-Dependent API Calls (“SLA Report”).

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

The foregoing service level remedies shall not be cumulative. The service level credits for Response Time for Service Degradations and Platform Availability may not be aggregated. For clarification, LifeLock will not be entitled to receive service level credits under the requirements of Incident Resolution, Service Degradation and Platform Availability for the identical Availability event that arises in a month.  CSID and LifeLock agree that the monetary payments provided for in this Exhibit C do not constitute a penalty but are a reasonable estimate of the damages suffered by LifeLock because the actual damages LifeLock would incur from CSID’s failure to comply with the service level commitments set forth in this Exhibit C are difficult to determine with any certainty. Except as specifically provided for herein or for the service level performance issues arising from grossly negligent, willful or intentional conduct, LifeLock acknowledges and agrees that service level credits received by LifeLock shall constitute LifeLock’s sole and exclusive remedy and CSID’s sole and exclusive obligation with respect to CSID’s failure to meet the applicable service levels. In order for LifeLock to receive any service level credit as described in this Exhibit C, LifeLock must provide notice to CSID of any Availability or related Services failure no later than thirty (30) days after LifeLock's receipt of the SLA Report setting forth such failure to meet the applicable service level or LifeLock will forfeit the right to receive service level credits.  All SLA service credits will be applied to the next succeeding month’s invoice.

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